                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


       ------------------------------------------------------------------

                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2004

                American Real Estate Holdings Limited Partnership
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-118021              13-3398767
-------------------------------  ------------------------    ------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

100 South Bedford Road, Mt. Kisco, NY                                    10549
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

This Form 8-K/A (Amendment No.1) amends and restates the Form 8-K previously filed on December 10, 2004 to reflect the correct payment dates and interest rate of the TransTexas Notes (as defined below):

On December 6, 2004, AREP Oil & Gas LLC, a Delaware limited liability company ("AREP Oil & Gas"), which is a direct subsidiary of American Real Estate Holdings Limited Partnership ("AREH"), pursuant to a purchase agreement and related assignment and assumption agreement, each dated as of that date, with Thornwood Associates LP, a Delaware limited partnership ("Thornwood"), purchased $27.5 million aggregate principal amount of term notes issued by TransTexas Gas Corporation ("TransTexas Notes"). The purchase price for the TransTexas Notes was $28,245,890.41, which equals the principal amount of the TransTexas Notes plus accrued but unpaid interest. The notes are payable in five annual installments, the first four of which are of $5,000,000, with the final installment of the unpaid principal payable on August 29, 2008. Interest is payable semi-annually on March 1 and September 1, at the rate of 10% per annum. The TransTexas Notes are secured by a first priority lien on all of TransTexas' assets. Thornwood and TransTexas each is indirectly controlled by Carl C. Icahn.

On December 6, 2004, AREP Oil & Gas, pursuant to a membership interest purchase agreement and related assignment and assumption agreement, each dated as of that date, by and among AREP Oil & Gas, as purchaser, and Arnos Corp., High River Limited Partnership and Hopper Investments LLC, as sellers, purchased all of the membership interests of Mid River LLC, a Delaware limited liability company ("Mid River") for an aggregate purchase price of $38,125,998.63. The assets of Mid River consist of $38 million principal amount of term loans (the "Panaco Debt") outstanding under the term loan and security agreement, dated as of November 16, 2004, among Panaco, Inc. as borrower, the lenders (as defined therein) and Mid River, as administrative agent. The purchase price for the membership interests in Mid River equals the outstanding principal amount of the Panaco Debt, plus accrued but unpaid interest. The principal is payable in 27 equal quarterly installments of $1,357,142.86 commencing on March 15, 2005, through and including September 15, 2011. Interest is payable quarterly at a rate per annum equal to the LIBOR daily floating rate plus four percent. The term loan is secured by first priority liens on all of Panaco's assets. Each of the sellers and Panaco is indirectly controlled by Mr. Icahn.

Mr. Icahn indirectly owns approximately 86.5% of American Real Estate Partners, L.P.'s ("AREP") limited partnership depositary and preferred units and indirectly owns 100% of AREP's and AREH's general partner, American Property Investors, Inc. Each of the purchases described above was separately approved by the Audit Committee of AREP's general partner. The Audit Committee was advised as to each transaction by independent legal counsel and financial advisors. The Audit Committee obtained fairness opinions which opined that, as of the date of each transaction, the consideration to be paid by AREP Oil & Gas was fair, from a financial point of view, to AREP.

Exhibit Index

99.1 Purchase Agreement for Notes Issued by TransTexas Gas Corporation, dated December 6, 2004, by and between Thornwood Associates LP, as Seller, and AREP Oil & Gas LLC, as Purchaser (incorporated by reference to Exhibit
       99.1 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).

99.2 Assignment and Assumption Agreement, dated December 6, 2004, by and between Thornwood Associates LP and AREP Oil & Gas LLC (incorporated by reference to Exhibit 99.2 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).

99.3 Membership Interest Purchase Agreement, dated as of December 6, 2004, by and among AREP Oil & Gas LLC, as Purchaser, and Arnos Corp., High River Limited Partnership and Hopper Investments LLC, as Sellers (incorporated by reference to Exhibit 99.3 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).

99.4 Assignment and Assumption Agreement, dated December 6, 2004, by and among AREP Oil & Gas LLC, Arnos Corp., High River Limited Partnership and Hopper Investments LLC (incorporated by reference to Exhibit 99.4 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10, 2004.

99.5 Amended and Restated Oil & Gas Term Loan Agreement by and among Thornwood Associates LP and TransTexas Gas Corporation and Galveston Bay Pipeline Company and Galveston Bay Processing Corporation, dated August 28, 2003 (incorporated by reference to Exhibit 99.5 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10,
       2004).

99.6 Amended and Restated Security and Pledge Agreement, dated August 2003, by and among TransTexas Gas Corporation, Galveston Bay Pipeline Company, Galveston Bay Processing Corporation and Thornwood Associates L.P. (incorporated by reference to Exhibit 99.6 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10,
       2004).

99.7 Term Loan and Security Agreement among Panaco, Inc., MidRiver LLC and Lenders Named Herein, dated as of November 16, 2004 (incorporated by reference to Exhibit 99.7 to American Real Estate Partners, L.P.'s Form 8-K (SEC File No. 1-9516), filed on December 10, 2004).

      [remainder of page intentionally left blank; signature page follows]

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN REAL ESTATE HOLDINGS
                               LIMITED PARTNERSHIP (Registrant)

                               By:  American  Property  Investors,
                                    Inc. General Partner

                                    By:  /s/ John P. Saldarelli
                                         ---------------------------------------
                                         John P. Saldarelli
                                         Vice President, Chief
                                         Financial Officer,
                                         Secretary and Treasurer


Date:  January 5, 2005